  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 10, 2008

CAVITATION TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-138074	20-4907818
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10019 Canoga Ave, Chatsworth, California		91311
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Cavitation Technologies, Inc.(the “Company”) that was filed with the Securities and Exchange Commission (“SEC”) on October 10, 2008. The Company filed the Current Report on Form 8-K to report, among other things, that the Company had terminated its relationship with its previous auditors and engaged new auditors closer to the Company’s Southern California headquarters.

The purpose of this Amendment is to provide an amendment to item 4.01 and provide a copy of the auditor’s letter, a copy of which is attached as Exhibit 99-1.

This Amendment amends and restates in its entirety Item 4.01 of the Current Report on Form 8-K, filed with the SEC on October 3, 2008.

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

Effective on October 10, 2008, Rose, Snyder & Jacobs, Certified Public Accountants, have been retained to provide Auditors’ Reports on the annual financial statements of the Company for the fiscal year ended June 30, 2008, and to conduct review engagements on the Company’s non-annual quarterly financial statements on an ongoing basis thereafter. The change of accountant was approved by majority consent of the board of directors. We have contacted our former accountant, Maddox Ungar Silberstein, PLLC, Chartered Accountants, for dismissal of their services. There are no disagreements between us and our former accountant, Maddox Ungar Silberstein, PLLC, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosures or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Maddox Ungar Silberstein, PLLC would cause them to make reference to the subject matter of a disagreement in connection with their report from our inception to October 10, 2008.We have provided Maddox Ungar Silberstein PLLC a copy of the Current Report on Form 8-K prior to its filing with the SEC, and requested they furnish us with a letter, addressed to the SEC stating whether they agreed with the statements made in the Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Maddox Ungar Silberstein, PLLC is filed as Exhibit 99.1 to this Current Report Form 8-K and no disagreement is reported. Maddox Ungar Silberstein PLLC’s report for the period ending June 30, 2008 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles save and except for a “going concern” qualification provided with the overall audit opinion

Prior to engaging the new accountant, we did not consult with it regarding any accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K.

ITEM 9.01 Exhibits

Exhibit 99-1 Letter from Former Auditor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 3, 2008

	By:	/s/ Roman Gordon
Roman Gordon
Chief Executive Officer